                                                  SECURITIES AND EXCHANGE COMMISSION

                                                        Washington, D.C. 20549

                                                               ---------

                                                               FORM 8-K

                                                            CURRENT REPORT

                                                Pursuant to Section 13 or 15(d) of the
                                                    Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2003

                                       FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY
                                      (Exact Name of Registrant as specified in Charter)

     Kentucky                                    1-18832                                  61-1168311
 (State or other                              (Commission                               (IRS Employer
  jurisdiction of                              File Number)                              Identification No.)
  incorporation)

2323 Ring Road, Elizabethtown, Kentucky                                                  42701
(Address of principal executive offices)                                               (Zip code)

Registrant's telephone number,
  including area code:  (270) 765-2131

                                                                    N/A
                                     (Former name or former address, if changed since last report.)

                                               INFORMATION TO BE INCLUDED IN THE REPORT

Items 1, 2, 3, 4, 5, 6, 7, 8, and 10, are not applicable and are omitted from this Report.

Item 9 and 12.  Regulation FD Disclosure

         FFKY's press release dated April 24, 2003, announcing its first quarter ended March 31, 2003, earnings is attached as
Exhibit 99 to this report.

                                    The following exhibits are filed with this Report on Form 8-K:

REGULATION S-K
EXHIBIT NUMBERS            EXHIBIT

         99                Press Release dated April 24, 2003, announcing first quarter ended March 31, 2003 earnings.

                                                               SIGNATURE
         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     FIRST FEDERAL FINANCIAL CORPORATION
                                                     OF KENTUCKY

Date: April 29, 2003                                 By  /s/ B. Keith Johnson
                                          ------------------------------------
                                                        B. Keith Johnson
                                                        President and Chief Executive Officer

EHIBIT 99

         For Immediate Release - April 24, 2003
         Contact: B. Keith Johnson
                  President & CEO

                                  FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY
                             ANNOUNCES 17% GROWTH IN FIRST QUARTER EARNINGS PER SHARE

ELIZABETHTOWN,  Kentucky (April 24, 2003) - First Federal Financial  Corporation of Kentucky (the "Company") NASDAQ
NMS: FFKY, the parent bank holding  company of First Federal Savings Bank,  (the "Bank"),  today announced  diluted earnings  per share of $.54 for the quarter  ended  March 31,  2003,  a 17%  increase  from the March 2002  diluted earnings  per share of $.46.  Return on equity  was  14.56% for the 2003  quarter  compared  to 13.34% for the 2002 quarter.

Commenting  on the  quarter's  results,  B.  Keith  Johnson,  President  and Chief  Executive  Officer  said,  "The challenges  facing all banks from the  economic  slump and the  unfavorable  interest  rate  environment  have been successfully  met by the  Company  and  the  Bank.  I am  proud  of the  Company's  financial  performance  and the opportunities  that  lie  ahead.  All of this is  attributable  to a great  staff  of  dedicated  and  hard-working associates coupled with a tremendous customer base and market share in the Central Kentucky region we serve."

Net Interest Income:
----------------------
Average  interest  earning  assets  were 8.5% higher in the March 2003  quarter  than the March 2002  quarter.  The increase,  primarily  attributable to an 8% growth in customer  deposits,  offset the Bank's declining net interest margin  which fell to 3.63% for the March 2003  quarter  from 3.96% for the March 2002  quarter.  As a result,  net interest income  remained  relatively  constant at $5.8 million for the 2003 quarter,  compared to $5.9 million for the 2002 quarter.

The net  interest  margin  declined 22 basis  points from the  quarter  ended  December  31,  2002,  due to several factors.  A November 2002  reduction in the federal  discount rate by the Federal Open Market  Committee  tightened the margin as customer  deposit  interest rates could not adjust  downward in a  corresponding  relationship to the falling  interest  yields on loans and  investments.  Additionally,  a heavy volume of  residential  mortgage loans were  refinanced  into the  secondary  market  reducing  the Bank's  residential  mortgage  loan  portfolio  by $15 million.  Although the Bank grew  commercial  loans by $10 million,  the remaining $5 million decline in the Bank's loan  portfolio  was  temporarily  placed in  short-term  investments  yielding a much lower  interest  rate.  On a positive note,  the decline in residential  mortgage  loans and the  commercial  loan growth are  accelerating  the achievement  of the Bank's  long-term  strategy of reducing  the interest  rate risk.  Residential  mortgage  loans declined  from  53% of the Bank's total loan  portfolio at  December 31,  2002 to 51% at March 31,  2003.  Finally,
at March 31,  2003,  of the $106 million of cash and cash equivalents,  the Bank had $82 million or 12% of its total assets temporarily  invested in low-yielding  federal  fund  investments.  This  liquidity  affords  the Bank the opportunity  to invest at higher yields should rates rise and thereby improve the Bank's net interest margin in the future.

Non-Interest Income:
----------------------
Non  interest  income  increased  by  $390,000  or 29%  during the March 2003  quarter  compared  to the March 2002 quarter.  Gains on the sales of mortgage  loans  increased by $250,000 to $407,000 for the 2003 quarter.  All other non-interest  income  increased by $140,000 or 12% during the 2003 quarter,  resulting  from the growth in customer deposits and the sale of fee based products.

Non-Interest Expense:
-----------------------
Non-interest  expense  increased  by  $131,000  or 3% during  the March  2003  quarter  compared  to the March 2002 quarter.  During the 2003 quarter,  the Bank achieved a 54% efficiency  ratio.  Total  personnel costs increased by
$363,000.  Employee  compensation  expense  increased  by  $231,000  from the 2002  quarter  resulting  from 26 new positions in the retail,  commercial,  and support staff, coupled with higher incentive bonuses for performance and
Bank  profitability.  Employee  benefits  expense  increased by $132,000 or 41% primarily due to the increased cost for the defined  benefit plan.  Although the plan was frozen as of March 2003,  continuing plan  contributions  may be required based on economic  conditions in the stock and bond markets.  Offsetting the growth in personnel  costs was a decline in  goodwill  amortization  expense of  $208,000  for the 2003  quarter,  resulting  from a change in accounting  effective  July 1,  2002 for the Company.  All other  non-interest  expenses  declined  $23,000 to $1.8 million during the 2003 quarter compared to the 2002 quarter.

Other Highlights:
-------------------
Other  highlights  for the quarter  include the  announcement  of a new stock  repurchase  plan.  Most of the stock authorized to be  repurchased  under the previous plan was acquired  during the past 12 months.  During the quarter ended March 31, 2003,  268,643 shares were repurchased from  shareholders.  The remaining  shareholders may benefit by an increase  in  ownership  percentage,  accretive  impact on  earnings  per share,  and an  improvement  in the
Company's  return on equity.  As most of the shares were repurchased  March 2003, these accretive  benefits will be experienced more fully starting next quarter.

Another  highlight  is the April 2003  announcement  of the Board's  decision to issue a 10% stock  dividend to its shareholders  of record on April 28,  2003,  payable on May 14, 2003.  The payment of this  dividend is in addition to the  regular  quarterly  cash  dividends.  Per share  amounts  have been  restated  for the  impact of the stock dividend.

First Federal  Financial  Corporation of Kentucky is the parent bank holding  company of First Federal Savings Bank of  Elizabethtown  which  was  chartered  in  1923.  Today,  the  Bank  serves  Central  Kentucky  through  its  13 full-service banking centers.

In this release, and from time to time in its public disclosures,  First Federal makes  forward-looking  statements relating to its financial condition,  results of operations,  plans,  objectives,  future performance and business.
Words such as  "believes,"  "anticipates,"  "expects,"  "intends,"  "plans,"  "targeted,"  "strategy,"  and similar expressions  are intended to identify  forward-looking  statements,  but are not the exclusive means of identifying such statements.

Forward-looking  statements  involve risks and  uncertainties  that may cause actual  results to differ  materially from  those  indicated  by the  forward-looking  statements.  In its annual and  quarterly  reports  filed with the
Securities  and Exchange  Commission,  First Federal  identifies  important  factors that could cause the Company's results  to differ  materially  from  those  contained  in such  forward-looking  statements.  Please  refer to the discussion of those factors in First Federal's filed reports.

First  Federal's  stock is traded on the Nasdaq  National  Market under the symbol  "FFKY."  Market  makers for the stock are:

            J.J.B. Hilliard, W.L. Lyons Company, Inc.                 Keefe, Bruyette & Woods, Inc.

            Stifel Nicholas & Company                                  Goldman, Sachs & Company

            First Tennessee Securities                                 Knight Securities, LP

            Trident Securities                                         Spear, Leeds & Kellogg

            Sandler O'Neill                                            Howe Barnes Investments, Inc.

                                  CONDENSED STATEMENTS OF INCOME

(Dollars in thousands, except net income per share)
(Unaudited)

                                                                                     Three Months Ended
                                                                                          March 31,
                                                                                 2003               2002
----------------------------------------------------------------------------------------------------------
Interest Income                                                                  $10,124          $10,735
Interest Expense                                                                   4,296            4,883
----------------------------------------------------------------------------------------------------------
     Net Interest Income                                                           5,828            5,852
Provision for Loan Losses                                                           (329)            (415)
----------------------------------------------------------------------------------------------------------
      Net Interest Income After Provision for Loan Losses                          5,499            5,437
----------------------------------------------------------------------------------------------------------
Customer Service Fees on Deposit Accounts                                          1,000              849
Gain on Sale of Mortgage Loans                                                       407              157
Brokerage and Insurance Commissions                                                   96              141
Other Income                                                                         215              181
----------------------------------------------------------------------------------------------------------
       Total Non-interest Income                                                   1,718            1,328
----------------------------------------------------------------------------------------------------------
Employee Compensation and Benefits                                                (2,236)          (1,874)
Office Occupancy and Equipment Expense                                              (368)            (368)
Marketing and Advertising                                                           (148)            (162)
Outside Services and Data Processing                                                (467)            (390)
State Franchise Tax                                                                 (141)            (129)
Goodwill Amortization                                                                  0             (208)
Other Expense                                                                       (684)            (782)
----------------------------------------------------------------------------------------------------------
       Total Non-interest Expense                                                 (4,044)          (3,913)
----------------------------------------------------------------------------------------------------------
Income Before Income Taxes                                                         3,173            2,852
Income Taxes                                                                      (1,051)            (927)
----------------------------------------------------------------------------------------------------------
     Net Income                                                                   $2,122           $1,925
==========================================================================================================
==========================================================================================================
   (1)Earnings Per Share:
         Basic                                                                     $0.54            $0.46
         Diluted                                                                   $0.54            $0.46
----------------------------------------------------------------------------------------------------------
   (1)Weighted average shares outstanding                                      3,930,497        4,134,387
----------------------------------------------------------------------------------------------------------

(1)  Adjusted to reflect the impact of the stock dividend declared April 16, 2003.

                               CONDENSED STATEMENTS OF FINANCIAL CONDITION

(Dollars in thousands, except per share data)
(Unaudited)

                                                                                 March 31,      December 31,
                                                                                   2003            200
----------------------------------------------------------------------------------------------------------
Assets:
     Cash and Cash Equivalents                                                  $106,520          $91,776
     Investment Securities                                                        19,139           18,575
     Loans Held for Sale                                                           2,139            3,676
     Loans Receivable, net                                                       518,947          524,859
     Other Assets                                                                 31,377           31,570
----------------------------------------------------------------------------------------------------------
          Total Assets                                                          $678,122         $670,456
==========================================================================================================
Liabilities and Stockholders' Equity:
     Deposits                                                                   $534,288         $521,121
     Federal Home Loan Bank Advances                                              77,740           77,683
     Trust Preferred Securities                                                    9,731            9,728
     Other Liabilities                                                             3,714            2,277
     Stockholders' Equity                                                         52,649           59,647
----------------------------------------------------------------------------------------------------------
          Total Liabilities and Stockholders' Equity                            $678,122         $670,456
==========================================================================================================
          Book Value Per Share                                                    $14.17           $14.88
----------------------------------------------------------------------------------------------------------
                                                           ####